Intangible assets, goodwill and other (Tables)	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of intangible assets, goodwill and other assets by major class

In millions	As at December 31,	2025	2024
Deferred costs		$137	$118
Intangible assets		120	128
Investments (1)		111	428
Goodwill		100	71
Long-term receivables		6	16
Other long-term assets		49	12
Total intangible assets, goodwill and other		$523	$773
(1)As at December 31, 2025, the Company had $73 million (2024 - $389 million) of investments accounted for under the equity method, see Note 3 – Business acquisitions and combinations; and $38 million (2024 - $39 million) of investments for which fair value was not readily determinable accounted for at cost minus impairment, plus or minus observable price changes.